UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust

(Exact name of registrant as specified in charter)

145 East 57th Street, 10th Floor, New York, New York 10022

(Address of principal executive offices)  (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2007

Focus Fund

Dividend Fund

October 31, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Funds (collectively the “Funds,” individually the “Focus Fund” and the “Dividend Fund”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc. 116 South Franklin Street, Rocky Mount, NC 27804, Phone 1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Tilson Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus.When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about December 28, 2007.

See Our Web site @ www.tilsonmutualfunds.com

or

Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON , (1-888-484-5766)

December 29 2007

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

As you can see from the table below, during the fiscal year ending on October 31, 2007, the Tilson Focus Fund had produced a one year total return of 5.15%, versus a 15.29% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund produced a one-year total return of 8.42% versus a 5.23% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized 11.67% return versus a 13.22% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 12.64% return versus the 8.95% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com . Note that the net asset value (NAV) of both funds at inception on March 16, 2005 was $10.00.)

Performance as of October 31, 2007

	Tilson Focus Fund	Dow Jones Wilshire 5000 Composite Total Return Full Cap Index

One Year Total Return	5.15%	15.29%
Average Annual Total Return Since Inception*	11.67%	13.22%

	Tilson Dividend Fund	Dow Jones Select Dividend Total Return Index

One Year Total Return	8.42%	5.23%
Average Annual Total Return Since Inception*	12.64%	8.95%

Performance shown is for the period ended October 31, 2007. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.tilsonmutualfunds.com . A 2% redemption fee is charged upon redemption of either Fund's shares occurring within one year of the issuance of such shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

* The Funds’ inception date is March 16, 2005.

Total Annual Operating Expenses

	Tilson Focus Fund	Tilson Dividend Fund

Gross Expense Ratio	3.87%	4.55%

Net Expense Ratio	2.41%	1.96%

Expense information is from the Funds' prospectus dated February 28, 2007. The net expense ratio reflects a contractual expense limitation that continues through October 31, 2008. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation.

Neither fund performed up to our high expectations in fiscal year 2007, with the Focus Fund, in particular, lagging its benchmark.

The Difficulty of Value Investing

Although we’re disappointed by our funds’ recent results, we also recognize – – and hope that you will as well – that this has been and continues to be a turbulent time and that our value-oriented investment approach often involves buying out-of-favor stocks that may take some time to recover. In every investment we make, we are essentially betting against the market – betting that the herd is failing to appreciate, in pricing a stock where it is, the strengths of a particular company and the future cash flows that it will generate. There are two dangers to such bets: we could be wrong or, even if we’re ultimately proven right, the herd could become even more irrational in the short term. In both cases our funds’ returns may suffer initially, but there’s a huge difference over time if we are correct in assessing the value of a company. The key is to buy significantly undervalued stocks and then for all of us to have the intestinal fortitude to see the investments through to fruition.

Famed investor Michael Steinhardt once commented:

“The hardest thing over the years has been having the courage to go against the dominant wisdom of the time, to have a view that is at variance with the present consensus and bet that view. The hard part is that an investor must measure himself not by his own perceptions of his performance but by the objective measure of the market. The market has its own reality. In an immediate, emotional sense, the market is always right. So if you take a variant point of view, you will always be bombarded for some period of time by the conventional wisdom as expressed by the market.”

Warren Buffett echoed this sentiment: “You can’t do well in investments unless you think independently. And the truth is, you’re neither right nor wrong because people agree with you. You’re right because your facts and your reasoning are right. In the end, that’s all that counts.”

Finally, John Templeton, another famed investor, noted that successful value investing requires real patience: “If you find shares that are low in price, they don’t suddenly go up. Our average holding period is five years.”

We have no plans to change our approach, which is rooted in the following observation by Berkshire Hathaway Vice Chairman Charlie Munger:

“It is occasionally possible for a tortoise, content to assimilate proven insights of his best predecessors, to outrun hares which seek originality or don’t wish to be left out of some crowd folly which ignores the best work of the past. This happens as the tortoise stumbles on some particularly effective way to apply the best previous work, or simply avoids standard calamities. We try more to profit from always remembering the obvious than from grasping the esoteric. It is remarkable how much long-term advantage people like us have gotten by trying to be consistently not stupid, instead of trying to be very intelligent.” [Emphasis added.]

Tilson Focus Fund

[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

After last year’s top-of-the-charts performance – Lipper ranked the Tilson Focus Fund as the top performing mutual fund in its Multicap Core category of 927 funds for the fiscal year ended October 31, 2006 – our fund was near the bottom of the pile in the most recent fiscal year. How quickly we go from heroes to goats! In reality, we are neither as smart as we looked last year, nor as foolish as we look this year. We manage a very concentrated portfolio – hence the word “Focus” in the fund’s name – so over short periods of time, our results are likely to diverge materially from our benchmark (the Dow Jones Wilshire 5000 Composite Total Return Index, full cap). We discuss at length the reasons for our fund’s underperformance below.

Largest Holdings

Our 10 largest holdings as of October 31st, all of which are discussed below, were:

Position	% of Fund	YTD Performance*
1) Stock of Berkshire Hathaway (BRK.B)	16.9	20.4
2) Stock of Winn-Dixie (WINN)	11.7	75.1
3) Stock of Fairfax Financial (FFH)	11.5	38.5
4) Stock of Resource America (REXI)	10.0	-41.4
5) Stock of Sears Holdings (SHLD)	4.8	-19.7
6) Stock and calls of McDonald’s (MCD)	4.5	34.8
7) Stock of Barnes & Noble (BKS)	3.9	-2.7
8) Stock of Celebrate Express (BDAY)	3.3	-21.7
9) Stock of CNET (CNET)	3.3	-11.1
10) Stock and calls of Target (TGT)	3.3	7.6
	Total: 73.2

* Calendar year-to-date (YTD) through 10/31/07. The Tilson Focus Fund did not own Winn-Dixie, Fairfax Financial, Sears Holdings, Barnes & Noble, CNET and Target for the entire year-to-date period. Thus, our investment returns on these securities (in italics) differ materially from their YTD performance. Our fund’s actual returns on these positions are as follows: down 6.2% in Winn-Dixie, up 41.0% in Fairfax Financial, up 3.9% in Sears Holdings, up 18.7% in Barnes & Noble, up 1.7% in CNET and down 35.0% Target (due to owning part of the Target position via options, the decline in the stock price was magnified).

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

This table underscores two principles of our investment philosophy that are among the 12 we highlighted in our first annual letter two years ago (available on our web site at: www.tilsonmutualfunds.com/reports.html ). #4 was: “We understand that beating the market requires having a portfolio that looks quite different from the market and we recognize that truly great investment ideas are rare. So we invest heavily in our handful of best ideas rather than hide behind the “safety” of closet indexing.” Thus, we have 73% of our fund’s assets in its top 10 holdings, more than any other mutual fund of which we are aware.

Principle #10 was: “We cast a wide net, seeking undervalued securities across industries and types and sizes of companies, rather than accepting artificial “style-box” limitations on market capitalization or other criteria.” For example, there aren’t many funds that own megacap companies like Berkshire Hathaway, Wal-Mart, McDonald’s and Target, yet also microcaps like Celebrate Express.

Reasons for Underperformance

Many funds that performed poorly this year did so because they had exposure to the housing and/or financial sector and did not anticipate the carnage resulting from the bursting of the credit bubble, especially in the subprime area. We did not make these mistakes, but rather underperformed for three primary reasons, all discussed at length below. Most importantly, we were too early – though we believe we will eventually be proven right – in some of our retail investments, in particular Target, Winn-Dixie and Sears Holdings. Secondly, we had little or no exposure to the areas of the market that performed best: materials/commodities, energy, industrials, technology and international stocks, especially emerging and Asian markets. These areas are mostly outside our circle of competence and thus we will rarely have much exposure to them. Finally, we made some mistakes, both of omission (failing to buy or sell when we should have) and commission (buying or selling when we shouldn’t have).

Exposure to Retailers

Two additional investment principles from our 2005 annual letter warrant discussion. #1 was “We tend to buy what’s out of favor rather than what’s popular.” and #11 was: “We make our own decisions and are willing to be held accountable for them rather than seek safety in whatever everyone else is buying or decision-making-by-committee.” Both of these characteristics were on full display this year. Outside of the financial sector, it’s hard to think of a more out-of-favor sector than retail, yet we have ended up heavily invested in this sector, including owning some of the most hated companies such as Sears Holdings and Borders Group.

We didn’t decide to make a sector bet on retail – rather, we own each stock on its own merits – yet one certainly might reasonably ask, “Don’t you guys read the papers? Don’t you know that the U.S. consumer is getting hurt by the bursting of the housing bubble, the credit crunch, higher gas prices, etc.?” Of course we’re aware of this and the possibility that things could get even worse, but:

A) While we wish we had the ability to predict macro factors, we don’t, so when we find a cheap stock that we think has low risk of permanent loss of capital as well as strong upside potential, we usually don’t let worries about macro factors deter us from buying it. This is consistent with principle #9: “We focus on analyzing and understanding micro factors such as a company’s margins and future growth prospects rather than trying to predict the direction of interest rates, oil prices, the overall economy, etc.”

B) The American economy and consumer have proven to be remarkably resilient and our experience is that when the experts are unanimous in their opinion on some macro factor, they’re usually wrong.

C) Finally, we think a great deal of negativity about the U.S. economy and consumer is already built into the prices of the stocks we own. Barring a major collapse of consumer spending, we believe the company-specific factors we’ve identified will carry the day and thus we think we will make a great deal of money in these investments.

In hindsight, which is always 20/20, we were too early but we believe we will ultimately be proved correct, which is why we still own these stocks.

Little Exposure to the Hottest Sectors

A second reason for our fund’s underperformance was little or no exposure to the hottest sectors such as materials/commodities, energy, industrials technology and international stocks, especially emerging and Asian markets.

This chart shows the performance of the Materials, Energy, Industrials and Tech (“MEIT”) sectors over the past decade. Note the massive divergence driven by the tech stock bubble in 1999-2000, which crushed many value investors, the correction and then overshooting in late 2002 – a great time to invest in tech – and the steady reversal since then, with a sharp divergence beginning in calendar year 2007.  The MEIT sector, by market cap, is now 44% of the entire market ($6.7 trillion vs. $8.6 trillion of non-MEIT).

Source: Banc of America Securities

[The chart compares the performance of the S&P 1500 MEIT sectors and S&P 1500 ex-MEIT sectors from 1998 to 2007. The performance diverges significantly at three points: (i) from 1999-2000, where the positive performance of the MEIT sectors strongly contrasts with the negative performance of the ex-MEIT sectors; (ii) in 2002, where the performance of the MEIT sectors is negative and the performance of the ex-MEIT sectors is positive; and (iii) in 2007, where the MEIT sectors experience positive performance and the ex-MEIT sectors experience negative performance.]

Given that our fund has little exposure to MEIT, its performance is not surprising. But it leads to questions – which we often ask ourselves – like: “Wasn’t it obvious a year ago that demand from China would drive up the price of many commodities and energy, that tech is the best growth sector, etc.?” In fact, aren’t all these questions equally true today? In which case, why do we continue to invest pretty much only in the U.S. and, within the U.S., quite heavily in retail, restaurant and consumer stocks? The simple answer is that this is what we know how to do and where we think we have an edge.

Circle of Competence

Another way to express this idea is to say that we try very hard to always remain well within our circle of competence. We wrote about this in our annual letter two years ago when (however hard it is to imagine today) we felt the need to explain why we weren’t investing in the then-booming housing sector. We wrote:

A critical element of successful investing is staying within one’s circle of competence – in other words, only investing in companies and industries that one understands well.

If you review the holdings of both Funds, you will notice that there are few cutting-edge technology companies, medical companies hoping to come up with a cure for cancer or AIDS, and so forth (if you’re looking for action and excitement, our Funds are not for you!). Why? Because we simply can’t understand such companies well enough to predict with any degree of accuracy their future free cash flows – and if we can’t do that, there’s no way we can estimate their value.

At times, shunning the hottest, sexiest sectors will cause our Funds to underperform. That’s okay – there will always be hot sectors that we have little or no exposure to. However, there’s one area worth commenting on specifically – housing stocks – since many value investors have invested in this sector and we have not. We have analyzed most of the companies in this sector at one time or another, but have always been concerned about a bubble – for quite some time now, there have been signs of speculative excesses. The stocks have always appeared very cheap – generally trading at less than 10x earnings – but as Peter Lynch correctly warned in his classic book, Beating the Street, the worst time to buy a cyclical stock is when its P/E ratio is the lowest (because it generally means earnings are at a cyclical peak). While the housing market has done nothing but go up steadily for many years (until very recently anyway), we think the odds are good that it’s still a cyclical sector.

Our feelings on “missing” certain sectors are best captured by an exchange between Warren Buffett and Charlie Munger at the Berkshire Hathaway annual meeting in May 2003 (the Tilson Focus Fund owns a 16.9% position in this stock). When asked by a shareholder why they hadn’t invested in the telecom sector when it had become extremely cheap in late 2002, they replied:

Buffett: I don’t have the faintest idea how to evaluate what telecom companies will look like down the road. I only understand a little of what they do. I suppose if you gave me some information, I could regurgitate it back to you but in terms of understanding their economic characteristics down the road, I don’t know. Charlie, what do you know about the telecom business?

Munger: Less than you do.

Buffett: Then you’re in trouble. I know people will be drinking Coke, using Gillette blades and eating Snickers bars in 10-20 years and have rough idea of how much profit they’ll be making. But I don’t know anything about telecom.

It doesn’t bother me. Somebody will make money on cocoa beans, but not me. I don’t worry about what I don’t know – I worry about being sure about what I do know.

Similarly, we don’t have (nor have we ever had) a strong conviction about the prospects for the

U.S. housing market. In contrast, however, we believe that people around the world will, over time, be buying more goods from Wal-Mart, Costco and Barnes & Noble, eating more food at Wendy’s and McDonald’s, buying more gas from Exxon Mobil, drinking more Anheuser-Busch beverages and buying more software from Microsoft (all stocks held by one or both Funds).

We wonder whether, two years from now, we’ll be looking back at this letter with similar bemusement.

We try very hard to expand our circle of competence – and succeed in doing so – but it’s a slow process and we’re very mindful of how easy it is to stray outside it, especially when feeling pressured by poor returns within it.

One might reasonably ask, “Then why don’t you hire an analyst with expertise in commodities/energy/tech/China/India/whatever’s hot?” We will never do this. While analysts can be invaluable in collecting information, doing due diligence and the like, at the end of the day, we need to understand every investment.

Mistakes

A final reason for our fund’s underperformance was a number of mistakes we made. Keep in mind, however, that to be a successful investor, it’s critical to understand the difference between losing money and making a mistake (and, conversely, making money and making a good decision). This might seem like semantics – isn’t owning a stock that goes down by definition a mistake? The answer is an emphatic no, for two reasons:

A)

It almost never happens that one is clever enough to precisely bottom-tick a stock when buying it. Think about it: what are the odds that, after buying a stock, it never once declines below the purchase price? This means that at any time, there will be certain positions in one’s portfolio that have declined, but that doesn’t necessarily mean they’re mistakes. In fact, when we purchase a stock, we hope it declines so that we can buy more at a better price.

B)

Investing is a game of probabilities and sometimes a good bet turns into a permanent loss of capital – but, given the opportunity to make the same investment again, one should do so. To pick an example like Sirva (discussed below, which is not representative of what we typically do), imagine four stocks trading for $1/share and the odds are 50% for each of a zero and 50% of a $5 outcome in one year. A year later, two stocks are worthless and two are at $5, so a $4 investment is worth $10, a 150% return. Were the two stocks that went to zero mistakes?

Some of the stocks that declined this year we do not view as mistakes. Examples of A), above, are most of our retail holdings such as Target, Winn-Dixie and Sears, in which we believe we’re early, not wrong. An example of B), above, is Sirva, which is best known for its moving companies under the Allied and northAmerican names. The company has too much debt and this, combined with a weak macro environment and exposure to housing, caused the stock to fall from above $20 a couple of years ago to around $1 in mid-2007, when we began buying it.

Our analysis at that time was that if Sirva avoided bankruptcy – a better-than-even possibility in our opinion – its stock was a good bet to go to $5 but, if not, it was likely worthless. We thought these odds and outcomes represented a very attractive risk-reward proposition (though given the risk of a zero, we only purchased a small position). Unfortunately, the macro environment and the credit crunch got even worse so, while the company hasn’t filed for bankruptcy, the stock is down markedly and it’s likely we will have a permanent capital loss.

So if we don’t view the above examples as mistakes, what were our mistakes? As noted above, they fall into two categories. First, mistakes of omission: failing to buy a number of stocks that we analyzed carefully but, for whatever reason (Buffett calls it “sucking his thumb”), failed to buy. We also failed to sell Resource America early in the year when: a) its stock price was in the high $20s, close to our estimate of intrinsic value and b) we correctly saw the housing bubble bursting, but failed to see how this would affect Resource America (or at least investors’ perceptions of it). It’s very annoying to profitably ride a stock up and then ride it back down.

More common were mistakes of commission: We failed to correctly assess Foot Locker’s management – we’ve heard (and believe) that they turned down a buyout offer at more than double current prices. Once we recognized our mistake, we sold at a loss. In the case of Wal-Mart, we misjudged the depth of the company’s problems, how hard it would be to fix them and management’s skill in doing so, so the stock has been flat for two years. It’s possible that we were simply very, very early, but we doubt it. We found better opportunities and moved on (it’s currently a 0.45% position). Finally, we managed to snatch only a small victory from the jaws of a huge one by selling Microsoft in the upper $20s (having bought it from the mid-$20s down to the low-$20s) and seeing it quickly spike up. Making it more galling, the primary reason we sold was to buy Target, which has declined.

Company-Specific Comments

Before we end this letter, we’d like to share some brief thoughts on our 10 largest positions:

Berkshire Hathaway

In every investment, we look for securities that we believe are safe, rapidly growing and cheap – and Berkshire has all three in spades. It has one of the few AAA credit ratings in the world, is flush with more than $50 billion in cash, is one of the fastest growing large companies in America (earnings of Berkshire’s operating businesses grew at a 31.7% compounded rate from 1995-2006) and we estimate that it trades at approximately a 20% discount to intrinsic value. In addition, it has exemplary corporate governance and is overseen by Warren Buffett, perhaps the world’s greatest capital allocator.

Winn-Dixie

Winn-Dixie currently operates 520 supermarkets, 70% in Florida and the rest in Alabama, Louisiana, Georgia and Mississippi. Thanks to poor management, run-down stores and fierce competition, the company, which had 1,000 stores at the time, filed for bankruptcy in early 2005. Having shed all of its debt and approximately half of its stores, Winn-Dixie emerged from bankruptcy early this year under the leadership of Peter Lynch, who for the previous three years had been the President and COO of Albertsons, where he’d been in charge of operations, merchandising and marketing for the company’s 2,500 stores. While there, he had led a 200-store asset rationalization and $500 million expense reduction program.

During bankruptcy, Winn-Dixie shed its worst stores and is now investing in the remaining ones (it plans to remodel 75 this fiscal year), with good results so far: same-store comps at newly remodeled supermarkets are in the mid-teens.

The investment situation today reminds us of K-Mart at the same stage post-bankruptcy: a business barely making money and dismissed as hopelessly competitively disadvantaged, but with a strong balance sheet, great opportunities for improvement (from a low base), strong management and, most importantly, a stock that we believe is deeply undervalued. Here’s one data point of note: on a price-to-sales basis, it’s almost exactly as cheap as K-Mart was – and that stock skyrocketed.

Winn-Dixie’s stock is trading at a much lower price-to-sales ratio than its peers today due to lower margins, but we see no reason why, over the next couple of years, they won’t migrate toward normal industry levels, which we believe would result in at least a doubling of the stock. An added bonus is that we think Winn-Dixie would be a nice acquisition for a company seeking to expand in the rapidly growing southeast region.

Fairfax Financial

Fairfax Financial is sure to be one of our most controversial positions, as the stock has been at the center of a nasty tug-of-war between the company and short-sellers. We rarely get involved in such messy situations, but did in the case of Fairfax because we believe we’re gettinga diverse collection of high-quality insurance businesses that appear positioned to once again compound per-share book value at a meaningful clip – its internal target is at least 15% per year over time – plus at least two potentially valuable hidden assets.

The first is a 26% stake in ICICI Lombard, the largest private general insurance company in India, with a 12.5% market share. It’s hard to know what this is worth, but we believe that it’s far more than the $60 million Fairfax is carrying it for.

The second hidden asset, an enormous credit-default swap (CDS) book, is starting to pay off handsomely. At June 30, Fairfax and its subsidiaries held CDSs with $18 billion of notional value and an average term to expiration of 4.4 years on 25 to 30 companies, the majority of which (bond insurers, mortgage lenders, etc.) are significantly exposed to the unfolding subprime debacle. Prior to the credit crunch, the market value of these CDSs – which originally cost $341 million – had fallen to $198 million as of June 30, but since then their value has skyrocketed. If we are right that the sub-prime train wreck is still in its early stages, Fairfax should benefit enormously.

Resource America

REXI is a rapidly growing company that manages assets across a broad range of categories and earns attractive spreads on structured finance pools. We believe that while some of these pools may experience problems, REXI has modest liability, which is more than discounted in the stock price.  We estimate that REXI has current earnings power of over $1 per share in addition to substantial excess assets outlined below.  Earnings are on a very high growth trajectory, as each of the company’s asset classes achieves economies of scale.

REXI operates in three segments: Financial Fund Management, Real Estate Management and Commercial Finance. We believe that the combined value of these businesses, when added to the value of other investments and what’s on the balance sheet, is more than double the current market price. The total market capitalization is under $440 million.

After being one of our best-performing stocks last year, REXI has been cut in half since early February thanks to the deteriorating credit environment, which is leading investors to wantonly sell the stock of any company with exposure to structured finance. We are convinced that the market is wrong on REXI, incorrectly assessing its potential liabilities, and have added aggressively to the position.

A final reason we have so much confidence in this investment is our long-term relationship with the CEO, Jonathan Cohen, whom we believe is a strong operating manager, very risk-averse, trustworthy and shareholder oriented.  REXI’s management and board share our belief that the stock is significantly undervalued and are buying back stock rapidly.

Sears Holdings

We own Sears Holdings for two reasons: we believe that either the company will fix its ailing retail operation or Eddie Lampert, the controlling shareholder, will continue to downsize or even liquidate the company. In either case, we think substantial value will be created.

The company has several components of value, including its ownership position in Sears Canada, Lands End, a powerful brand in Craftsman and Kenmore, Orchard Supply and a Home Services business. In addition the company has extensive real estate holdings, both owned and in the form of below-market-rate leases. The real estate should provide an asset value cushion if Lampert and his team are unable to turn around the retail operations.

Comparing the market value of Sears to its revenues, the company trades at a two-thirds discount to its peer group. If operations are improved, we believe that this discount should diminish. Further, Lampert is not shy about making aggressive moves in terms of capital allocation, including aggressively repurchasing its shares in the open market. We expect that intelligent capital allocation will be an important element of the Sears investment.

McDonald’s

McDonald’s business continues to perform extraordinary well, yet the stock trades at only a modest premium to the market’s P/E multiple. We continue to hold it for a number of reasons: 1) Given the quality and consistency of McDonald’s business, we think a rational buyer would pay a mid-20s earnings multiple, meaning the stock is approximately 20% undervalued today; 2) Free cash flow is nearly 10% higher than reported earnings, reflecting maintenance costs that McDonald’s realizes as depreciation in its financial statements, but which franchisees actually pay; and 3) We think earnings estimates are way too low. Analysts are estimating only a 10.5% increase in EPS in 2008; we think it’s more likely to be closer to twice that, given the momentum of the business and impact of share repurchases.

Barnes & Noble

Barnes & Noble, the largest U.S book retailer, has been hit by the rise of Amazon.com and other internet book sellers. In addition, many believe that consumer interest in books is declining. We think it remains a good

(though by no means great) business and that the negativity is way overdone.

We believe that the risk from Amazon.com is exaggerated and that book superstores are valuable franchises. Barnes & Noble is a best-in-class retailer as measured by most operating metrics and draws a favorable customer demographic of well-educated, high-income customers. Its stores are shopping experiences that sell, in addition to books, food and coffee, gifts, paper items, etc. Unlike most retailers, the vast majority of inventory is returnable to the publishers at cost and is not subject to fashion risk.

The company is a substantial free cash flow generator. It is trading at approximately 5.5x EV/EBITDA, a ratio that is materially below its private market value. The capital dynamics of the business are attractive, as maintenance capital expenditures are less than depreciation. One additional bonus: the company’s founder and chairman, Len Riggio, has a long history of successfully building shareholder value at the company and has frequently taken advantage of opportunities when the market misprices his company’s stock.

Celebrate Express

We have filed a series of 13Ds on Celebrate Express, the most recent disclosing a 9.1% ownership position across all of the funds we manage, so we wanted to briefly explain our thinking behind this investment.

The company’s main brand is Birthday Express, which sells party supplies for young children’s birthday parties through the web and catalogs, and has very high brand awareness in the community of affluent mothers. They are the dominant online player and compete offline with chains like Party City and the discount retailers.

The stock was already a busted IPO in June 2006 when the company reported disappointing earnings and dropped further, and we eventually began accumulating a position beginning in early July continuing into August 2006 in the low $12 range. Our investment thesis was simple: this was a classic case of a good business in a niche that is too small to support a public company, so its value as part of a larger company is substantially more than its value as a stand-alone business. Thus, we believed the company should be sold.

So far, we have been dead wrong on this investment. The company did, in fact, initiate an auction process, but deteriorating fundamentals of the business undid this effort and the company is now engaged in a turnaround. With the core of our investment thesis (that the company would quickly be sold) gone, why haven’t we exited this position? Simply put, we believe the stock price already reflects the bad news and more. Despite various operational issues, Celebrate Express has a core group of repeat customers (thanks to the company’s compelling value proposition), is essentially break-even on an earnings and free cash flow basis, and we have confidence that it can be turned around, thanks in particular to two top-notch activists on the board.

CNET

CNET is one of the few remaining stand-alone internet media sites. It operates numerous web sites including

CNET, GameSpot, MP3.com, ZDNet, TechRepublic, CHOW, and Urban Baby. It is best known for its technology web sites that provide information on the latest technology and consumer electronics products.

The stock does not appear cheap based on the company’s current revenue and profitability, but we believe there is great potential to quickly grow both. Relative to its traffic, it also trades at a much lower valuation than its peers based on recent acquisitions.

Target

Target had long been on our radar screen but the stock, while somewhat undervalued, was never quite cheap enough to buy given the lack of any catalyst. That changed, however, with the disclosure over the summer of a 9.6% stake in the company by activist hedge fund Pershing Square.

As with any investment, we first looked at the downside – and liked what we saw. In the mid-$60s, Target was trading at less than 18x 2007 earnings estimates and less than 16x 2008 estimates – we believe that these are moderate multiples for such a rapidly growing, well-positioned company with exceptional management.  Thus, even if Pershing Square didn’t catalyze anything, we saw very little downside risk (barring a major decline in U.S. consumer spending), which is why we were comfortable making it a large investment.

As for the upside, there were two big areas in addition to the continued growth of the core business: Target has 1) a large and valuable credit card portfolio that we believed could be monetized without materially affecting Target’s earnings and, 2) an even more valuable real estate portfolio, which the analysts were not focusing on.  The company owns the land and buildings for 85% of its stores, the buildings with leases on the land for another 10% of its stores, as well as 24 distribution centers and the corporate headquarters.  We don’t know precisely how Target might unlock the value in its credit card and real estate portfolios, but we think Pershing Square has a good track record of identifying genuine value and how to unlock it – and then “persuading” companies to do so. We have had good experiences in the past by understanding Pershing Square’s plans and benefiting from its activism in McDonald’s and Wendy’s, and think there’s another winner here as well.

Since we invested, however, the primary risk factor we’d identified – a decline in consumer spending – has occurred, with the result that Target’s same store sales (and share price) have declined. Offsetting this, however, is that Target is able to repurchase a great deal of its stock at lower prices. While we cannot predict when consumer spending will rebound, we think Target is even more undervalued today than when we first bought it and are confident that this investment will turn out well.

Conclusion

It was a disappointing year, but we are not crying over spilt milk. In fact, we are energized and optimistic, with a great deal of confidence in our fund’s current holdings, which we believe are extremely attractive investment opportunities. We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Dividend Fund

[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

The Tilson Dividend Fund gained 8.42% during our fiscal year ending on October 31, 2007, slightly bettering the return of our benchmark, the Dow Jones U.S. Select Dividend Total Return Index, which achieved a 5.23% return over the same period. For the cumulative period since the fund’s inception on March 16, 2005, the Tilson Dividend Fund produced an annualized 12.64% return versus the 8.95% annualized return of the benchmark index for the same period.

As of October 31, 2007, the Tilson Dividend Fund was 97% invested in equities, spread across 25 holdings, with approximately 5.7% of the fund’s assets in cash and money market funds. This compares to about 15.5% at April 30, 2007 and 12.7% cash at October 30, 2006, such that we ended the period as fully invested as we’ve been in the fund’s short history. Due to significant market volatility and large sell-offs in many areas of the market, we’ve had no trouble identifying ideas that we believe meet our criteria for value without excessive risk of permanent capital loss.

Our portfolio continues to be weighted towards high-quality businesses with strong balance sheets and shareholder-friendly management teams. At October 31, 2007, our top 10 positions were as follows:

Position	% of Fund
1) American Oriental Bioengineering (AOB)	8.1%
2) Southwestern Energy Co. (SWN)	6.6
3) Fidelity National Financial (FNF)	6.5
4) P.F. Chang’s (PFCB)	6.3
5) eBay (EBAY)	6.1
6) Sears Holdings (SHLD)	5.2
7) LandAmerica Financial Group (LFG)	4.8
8) Noven Pharmaceuticals (NOVN)	4.8
9) Fairfax Financial Holdings (FFH)	4.7
10) Penn West Energy Trust (PWE)	4.4

Total:	57.5%

In our last letter to you, we introduced you to the three different forms of income potential that we evaluate when considering investments for the Tilson Dividend Fund. At the risk of excessive repetition, we’d like to repeat that portion of the letter, especially for those who are new to the Fund.

Three Ways to Pay

Being that we’re an income-oriented fund, it may be informative to consider our holdings from the perspective of their income potential. When we say “income,” we mean more than just dividends. Although “dividend” is our middle name, it’s not our only source of income. We also generate cash by writing covered calls, which essentially allow us to sell a stock’s appreciation potential above a certain price and within a certain timeframe in exchange for current income. Dividends and covered calls are similar in that they both provide a direct source of cash income to the Fund. In addition, there’s a third source of shareholder income, albeit indirect, and that’s share buybacks. When a company repurchases its own shares, it effectively returns cash on a tax-free basis to shareholders (though the degree of benefit to shareholders is influenced by whether the stock is undervalued or not).

From our perspective, the most important commonality among dividends, covered calls, and share buybacks is that all three provide a source of positive returns independent of the stock market’s general direction. That’s why an emphasis on income is central to our goal of achieving reliable absolute returns.

Here’s a snapshot of the Fund’s income contribution across the three key categories, based on positions as of October 31, 2007:

Dividends – We held 11 dividend-paying companies, comprising 45.7% of the Fund’s assets, as of October 31, 2007. Some of the larger dividend-paying securities in the portfolio were Penn West Energy Trust (13.6% yield), Fidelity National Financial (7.9% yield), Ag Growth Income Fund (7.1% yield), and Oesterreichische Post AG (approximately 6% yield). Our weighted-average yield among the dividend-paying portion of the portfolio was 4.9% at fiscal year-end. For the portfolio as a whole, the annualized dividend yield was approximately 2.2%.

Covered Calls – As of October 31, the Fund held 14 securities that paid no dividends that we paired with covered calls, in addition to which we had three dividend-paying stocks for which we produced covered-call income. As of October 31, 2007, our covered calls had a value approximately equal to 3.3% of the Fund’s assets, with the latest of those calls expiring by June of 2008. Given that the average time to expiration for the calls is less than six months, the annualized covered call yield is significantly higher. Combined with the dividend yield noted above, the overall annualized “income yield” of the Fund is well above 4%, which compares favorably with traditional income-oriented equity securities such as real estate investment trusts, banks, utilities, and the like.

Share Buybacks – Ten of our holdings, representing approximately 43% of the Fund’s assets, have been active in repurchasing their own shares during the past year. Of the more notable, LandAmerica Financial has repurchased more than 11% of their outstanding shares in calendar 2007, Sears Holdings repurchased more than 10% of its total shares thus far in 2007, and eBay, Barnes & Noble, P.F.

Chang’s, and Resource America have all been engaged in significant buyback programs during the last year.

Our aim is to make all three of these income sources – dividends, covered calls, and share buybacks – amount to a meaningful component of Tilson Dividend Fund’s annual returns. In addition, we also hope to achieve capital appreciation by only buying securities that we believe have a margin of safety in their price and that are reasonably undervalued. By focusing both on income and capital appreciation, reinforced by an underlying value discipline, we believe the Fund is well equipped to continue towards our ultimate goal of compounding wealth over the long term.

Company-Specific Comments

eBay

Even though Wall Street is reluctant to give eBay respect, this company comprises two outstanding businesses – the dominant U.S. online auctioneer and the dominant online transaction processor in PayPal. Each of these businesses collects reliable, high profit fee revenue on a significant portion of the world’s e-commerce transaction volume. These two businesses produce outstanding free cash flow, and each one is defensive against economic slowdown and relatively immune from inflation. In addition, eBay has a cash-rich balance sheet and opportunities for continued growth in each business. These characteristics make eBay, in our view, one of the finest companies on the planet.

In addition to the eBay and PayPal franchises, investors also get Skype, a very young but as yet not very profitable business that has the unique claim of growing from zero to more than 100 million users in less than three years. eBay also includes a number of other smaller wholly or partially-owned internet businesses that may well turn out to be very valuable in aggregate in the future. Somewhat neglected in a stock market gone gaga for Google, we believe that eBay’s tremendous growth prospects and cash flow generation will eventually result in a re-rating by the market to a price significantly higher than recent quotes. The company has also recently initiated a major share repurchase program, and has repurchased $4 billion worth of its own shares in the last two-and-a-half years. With its strong balance sheet and consistent cash flow, the company could become considerably more aggressive in its repurchase activity. As a non-dividend paying stock, we have sold covered calls on a portion of our eBay position at strike prices that are more indicative to us of eBay’s fair value – and will result in meaningful income to the Fund while we wait for the stock market to recognize the value we see.

LandAmerica Financial

LandAmerica Financial is a company that accounts for roughly 20% national market share for title insurance in the United States, and is a large and normally very profitable business. As a title insurer, however, LandAmerica gets paid for its title insurance and other closing-relating services based on real estate transaction volume and prices. As anyone who reads the news is no doubt aware, the U.S. real estate market is in terrible shape. However, we don’t think that the real estate market will always be in terrible shape, and many stocks that are associated with real estate have taken a terrible beating in 2007. As of October 31, LandAmerica investors were paying a purchase price of less than $500 million for a business that produced cumulative free cash flow of over $1.2 billion in the five years from 2002 to 2006. While the immediate future doesn’t look particularly rosy for LFG, we believe the market is discounting this business way too much – and we don’t believe the company will need to produce anything like the profits it managed during the 2002-2006 period in order for investors to ultimately get an excellent return.

LandAmerica also features an attractive yield, with an annual indicated payout of $1.20 per share for a dividend yield of just beneath 5% based on the stock price at fiscal year-end. The company has been particularly aggressive in repurchasing stock this year, having bought back 5.5% of the shares outstanding in Q3 alone and more than 11% of its shares outstanding in the first three quarters of 2007. While there is the risk that things will get worse before they get better (and we certainly aren’t projecting a robust real estate market any time soon) we do believe that LandAmerica’s stock offers plenty of value at recent prices to investors who are patient enough to wait for a real estate recovery. We are hopeful that this investment will result in satisfactory returns over a multi-year holding period, in addition to which we should receive a meaningful income from dividends over time.

Position Overlap vis-à-vis the Focus Fund

We are often asked about overlap in the securities held by the Fund vis-à-vis the securities held by the Focus Fund, and how and why such overlap occurs. It should be noted that while the two funds have different strategies and different benchmarks, the underlying philosophy of the funds are very similar. Both funds use a value-based philosophy emphasizing the purchase of securities that we perceive to be undervalued and, when combined with other portfolio holdings, contain properties that provide a margin of safety against permanent and significant capital loss. While information is naturally shared among the managers of the two funds, each of the funds is managed entirely independently of the other.

It is nevertheless perhaps less than surprising that overlaps among the portfolio holdings do occur. In 2007, for example, the Dividend Fund has owned at one time or another Microsoft, Costco, Fairfax Financial Holdings, Sears Holdings, Barnes & Noble, and Resource America, all of which also appeared in the Focus Fund holdings list at some point during the year. Our view is that this overlap is not disadvantageous for those invested in both funds; rather, it would seem to us to be a major plus for investors to have a larger position in any security found to be compelling by two different value-oriented investing teams operating independently. The occasional overlap notwithstanding, the two funds have generally not been highly correlated in performance, and the majority of the investments in the two funds are not replicated across the two funds. Thus, investors in both funds should still receive some measure of benefits from both style diversification and underlying security diversification.

We thank you for your continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds orlower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Sincerely yours,

Whitney Tilson and Glenn Tongue Co-Portfolio Managers, Tilson Focus Fund

Zeke Ashton and Matthew Richey Co-Portfolio Managers, Tilson Dividend Fund

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling the Funds directly at (888) 484-5766. The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. The S&P 500 Total Return Index is a Standard & Poor’s composite index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index, S&P 500 Total Return Index, and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Tilson Focus Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2007.

Performance Returns for the period ended October 31, 2007.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio
Tilson Focus Fund	5.15%	11.67%	3.87%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	33.66%	$13,366
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	38.59%	$13,859
* The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. The redemption fee does not apply to shares purchased by reinvesting dividends. This graph depicts the performance of the Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return Index (full cap). It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

	Tilson Focus Fund	Dow Jones Wilshire 5000 Composite Total Return Index (full-cap)
3/16/2005	$10,000	$10,000
4/30/2005	9,710	9,633
10/31/2005	9,790	10,308
4/30/2006	10,848	11,447
10/31/2006	12,711	12,020
4/30/2007	13,223	13,111
10/31/2007	13,366	13,859

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,010.80	$9.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, extraordinary expenses, and if any, variable performance incentive fees paid to the Advisor) will be limited to 1.95% of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.82% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2007).

Tilson Focus Fund

Schedule of Investments

As of October 31, 2007
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 81.05%				CALL OPTIONS PURCHASED - 3.63%

Food - 12.70%				*		Foot Locker, Inc., 01/19/2008
*	American Italian Pasta Company	27,000	$ 242,730		Strike $20.00	1,500	$ 113
*	Winn-Dixie Stores, Inc	119,130	2,816,233	*		Johnson & Johnson, 01/17/2009
			3,058,963		Strike $50.00	400	6,560
Holding Company - Diversified - 10.01%				*		McDonald's Corp., 01/19/2008
	Resource America, Inc.	155,957	2,412,655		Strike $30.00	2,500	74,375
				*		Target Corporation, 01/19/2008
Home Furnishings - 0.07%					Strike $65.00	259,800	714,450
	Whirlpool Corporation	200	15,836		Strike $70.00	51,500	79,825

Insurance - 28.38%				Total Call Options Purchased
*	Berkshire Hathaway Inc., Cl. B	921	4,065,294		(Cost $1,381,030)		875,323
a	Fairfax Financial Holdings
	Limited	10,082	2,772,550	WARRANTS - 0.19%
			6,837,844	*		GLG Partners, Inc., 12/28/2011
Internet - 3.32%				(Cost $10,728)		8,317	$ 45,744
*	CNET Networks, Inc.	99,104	800,760
				INVESTMENT COMPANY - 1.23%
Leisure Time - 1.95%				Evergreen Institutional Treasury Money Market Fund, 4.45%
	Ambassadors International, Inc.	22,983	470,232	(Cost $296,475)		296,475	296,475

Real Estate Investment Trust - 0.03%				Total Investments
	Winthrop Realty Trust	1,408	7,688	(Cost $19,274,949) - 86.10%			$ 20,746,002
				Other Assets less Liabilities - 13.90%			3,349,246
Retail - 24.05%
	Barnes & Nobles, Inc.	24,514	947,221	Net Assets - 100.00%			$ 24,095,248
	Borders Group, Inc.	51,103	788,008
	Celebrate Express, Inc.	88,668	804,219	*	Non-income producing investment.
	Costco Wholesale Corporation	148	9,954	a	Canadian security-represents 13.91% of Net Assets.
	Foot Locker, Inc.	17,618	262,332
	McDonald's Corporation	16,800	1,002,960
* a	Sears Canada, Inc.	17,000	578,394
*	Sears Holdings Corporation	8,550	1,152,454
	Target Corporation	26	1,595
*	Tween Brands, Inc.	4,498	138,089
	Wal-Mart Stores, Inc.	2,400	108,504
			5,793,730
Transportation - 0.54%
*	Sirva Inc.	256,376	130,752

Total Common Stocks (Cost $17,586,716)			19,528,460

							(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2007

Summary of Investments by Industry
	% of Net Assets	Market
Industry		Value
Banks	0.19%	$ 45,744
Food	12.70%	3,058,963
Healthcare - Products	0.03%	6,560
Holding Company - Diversified	10.01%	2,412,655
Home Furnishings	0.07%	15,836
Insurance	28.38%	6,837,844
Internet	3.32%	800,760
Investment Company	1.23%	296,475
Leisure Time	1.95%	470,232
Real Estate Investment Trust	0.03%	7,688
Retail	27.65%	6,662,493
Transportation	0.54%	130,752
Total	86.10%	$ 20,746,002

See Notes to Financial Statements

Tilson Dividend Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2007.

Performance Returns for the period ended October 31, 2007.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio
Tilson Dividend Fund	8.42%	12.64%	4.55%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Dividend Fund	36.71%	$13,671
S&P 500 Total Return Index	35.73%	$13,573
Dow Jones Select Dividend Total Return Index	25.27%	$12,527
* The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

	Tilson Dividend Fund	S&P 500 Total Return Index	Dow Jones Select Dividend Total Return Index
3/16/2005	$10,000	$10,000	$10,000
4/30/2005	9,980	9,675	9,783
10/31/2005	10,320	10,184	10,280
4/30/2006	11,700	11,166	10,951
10/31/2006	12,610	11,848	11,905
4/30/2007	13,412	12,867	13,057
10/31/2007	13,671	13,573	12,527

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,019.30	$9.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 1.95% of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2007).

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2007
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 90.45%				Retail - 15.63%
					Barnes & Noble, Inc. †	5,000	$ 193,200
Biotechnology - 8.09%				*	Jamba, Inc. †	35,700	194,208
*	American Oriental			*	P.F. Chang's China Bistro, Inc. †	20,200	588,022
	Bioengineering, Inc. †	54,900	$ 755,973	*	Sears Holdings Corporation †	3,600	485,244
							1,460,674
Commercial Services - 1.96%				Transportation - 4.04%
	Collectors Universe, Inc.	12,600	182,700	Ω	Oesterreichische Post AG	9,100	377,541

Diversified Financial Services - 1.52%				Water - 2.52%
	Hennessy Advisors, Inc.	12,650	142,312	*	PICO Holdings, Inc. †	5,700	235,125

Food - 4.35%				Total Common Stocks (Cost $8,400,296)			8,450,931
	Whole Foods Market, Inc. †	8,200	406,228
				LIMITED PURPOSE TRUSTS - 6.54%
Healthcare - Products - 2.47%				a	AG Growth Income Fund	7,600	199,524
*π	Syneron Medical Ltd. †	12,600	230,454	a	Penn West Energy Trust	12,900	411,510

Holding Companies - Diversified - 3.51%				Total Limited Purpose Trusts (Cost $541,544)			611,034
	Resource America, Inc. †	21,200	327,964
				INVESTMENT COMPANY - 5.67%
Insurance - 16.01%				Evergreen Institutional Treasury Money Market Fund, 4.45%
a	Fairfax Financial Holdings				(Cost $529,906)	529,906	529,906
	Limited	1,600	440,000
	Fidelity National Financial, Inc.	39,200	603,288	Total Investments (Cost $9,471,746) - 102.66%			$ 9,591,871
	LandAmerica Financial Group,			Liabilities in Excess of Other Assets - (2.66)%			(248,964)
	Inc.	16,300	452,977
			1,496,265	Net Assets - 100.00%			$ 9,342,907
Internet - 6.10%
*	eBay Inc. †	15,800	570,380	*	Non-income producing investment.
				a	Canadian security.
Media - 3.91%				Ω	Austrian security.
*	4Kids Entertainment Inc.†	21,400	364,870	π	Israel security.
				†	Portion of the security is pledged as collateral for call options written.
Mining - 6.11%
*a	Ivanhoe Mines Ltd. †	13,000	178,620
*a	Kinross Gold Corporation †	9,500	186,960	The following acronym is used in this portfolio:
*a	PAN American Silver
	Corporation †	6,200	205,406	AG - Aktiengesellschaft (Austrian).
			570,986
Oil & Gas - 6.59%
*	Southwestern Energy
	Company †	11,900	615,587

Pharmaceuticals - 7.64%
*	Noven Pharmaceuticals, Inc.	29,200	451,432
*	PetMed Express, Inc. †	18,000	262,440
			713,872				(Continued)

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2007

Summary of Investments by Industry
	% of Net Assets
Industry		Market Value
Biotechnology	8.09%	$ 755,973
Commercial Services	1.96%	182,700
Diversified Financial Services	1.52%	142,312
Food	4.35%	406,228
Healthcare - Products	2.47%	230,454
Holding Companies - Diversified	3.51%	327,964
Insurance	16.01%	1,496,265
Internet	6.10%	570,380
Investment Company	5.67%	529,906
Limited Purpose Trusts	6.54%	611,034
Media	3.91%	364,870
Mining	6.11%	570,986
Oil & Gas	6.59%	615,587
Pharmaceuticals	7.64%	713,872
Retail	15.63%	1,460,674
Transportation	4.04%	377,541
Water	2.52%	235,125
Total	102.66%	$ 9,591,871

Summary of Investments by Country
	% of Net Assets	Market Value
Country
Austria	4.04%	$ 377,541
Canada	17.36%	1,622,020
Israel	2.47%	230,454
United States	78.79%	7,361,856
Total	102.66%	$ 9,591,871

See Notes to Financial Statements

Tilson Dividend Fund

Call Options Written

As of October 31, 2007
		Shares Subject to Call	Market Value (Note 1)
Common Stocks, Expiration Date, Exercise Price

*	4Kids Entertainment Inc.,1/19/2008
	Strike $15.00	3,100	$ 8,835
*	American Oriental Bioengineering, Inc., 1/19/2008
	Strike $12.50	20,800	52,000
*	American Oriental Bioengineering, Inc., 4/19/2008
	Strike $12.50	20,900	68,970
*	Barnes & Noble, Inc., 4/19/2008
	Strike $40.00	5,000	16,750
*	eBay Inc., 1/19/2008
	Strike $37.50	3,000	5,700
	Strike $40.00	2,300	2,415
*	Ivanhoe Mines Ltd., 6/21/2008
	Strike $17.50	6,500	11,213
*	Jamba, Inc., 1/19/2008
	Strike $7.50	6,500	1,137
*	Kinross Gold Corporation, 2/16/2008
	Strike $17.50	5,000	16,000
	Strike $15.00	4,500	23,850
*	Noven Pharmaceuticals, Inc., 01/19/2008
	Strike $17.50	2,200	1,320
*	PAN American Silver Corporation, 4/19/2008
	Strike $35.00	4,200	15,960
	Strike $30.00	2,000	13,000
*	PetMed Express, Inc., 12/22/2007
	Strike $15.00	12,000	8,100
*	P.F. Chang's China Bistro, Inc., 1/19/2008
	Strike $40.00	5,100	510
*	PICO Holdings, Inc., 4/19/2008
	Strike $45.00	2,800	7,700
*	Resource America, Inc., 3/22/2008
	Strike $20.00	5,300	3,710
*	Sears Holding Corp, 3/22/2008
	Strike $160.00	600	3,780
*	Southwestern Energy Company, 1/19/2008
	Strike $50.00	2,300	11,500
*	Syneron Medical Ltd., 6/21/2008
	Strike $25.00	6,300	5,040
*	Whole Foods Market, Inc., 5/17/2008
	Strike $55.00	8,200	34,440

Total (Premiums Received $206,990)			$ 311,930

*	Non-income producing investment.

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities

	Focus	Dividend
As of October 31, 2007	Fund	Fund

Assets:
Investments, at cost	$ 19,274,949	$ 9,471,746
Investments, at value (note 1)	$ 20,746,002	$ 9,591,871
Cash	21,598	6,731
Receivables:
Investments sold	4,169,937	46,605
Fund shares sold	3,612	676
Dividends and Interest, at value (note 1)	2,258	6,970
Prepaid expenses
Fund accounting fees	2,250	2,250
Compliance service fees	737	646
Other expenses	13,784	13,167
Due from affiliates:
Advisor (note 2)	289	1,703

Total Assets	24,960,467	9,670,619

Liabilities:
Call options written, at value (Premiums received $206,990)	-	311,930
Payables:
Investments purchased	816,723	-
Fund shares repurchased	32,045	-
Accrued expenses	16,451	15,782

Total Liabilities	865,219	327,712

Net Assets	$ 24,095,248	$ 9,342,907

Net Assets Consist of:
Capital (par value and paid in surplus)	$ 21,391,363	$ 8,071,157
Undistributed net realized gain on investments	1,232,832	1,256,548
Net unrealized appreciation in investments	1,471,053	15,202

Total Net Assets	$ 24,095,248	$ 9,342,907
Shares Outstanding, $0.001 par value (unlimited authorized shares)	1,841,172	738,459
Net Asset Value, Maximum Offering Price and
Redemption Price Per Share (a)	$ 13.09	$ 12.65

(a)	The fund charges a redemption fee of 2% of the amount redeemed on redemptions of the fund shares occurring within one year following the issuance of such shares.

See Notes to Financial Statements

Tilson Funds

Statements of Operations

	Focus	Dividend
For the fiscal year ended October 31, 2007	Fund	Fund

Investment Income:
Interest	$ 13,589	$ -
Dividends	243,351	177,086
Foreign withholding tax	(506)	(11,060)

Total Income	256,434	166,026

Expenses:
Advisory fees (note 2)	306,472	126,499
Administration fees (note 2)	35,434	24,000
Transfer agent fees (note 2)	27,213	24,365
Registration and filing administration fees (note 2)	8,049	8,049
Fund accounting fees (note 2)	29,002	27,843
Compliance services fees (note 2)	7,750	7,750
Custody fees (note 2)	12,368	8,863
Legal fees	13,519	13,371
Audit and tax preparation fees	13,000	13,000
Registration and filing expenses	23,420	19,576
Printing expenses	3,561	2,626
Trustees' fees and meeting expenses	6,169	6,169
Securities pricing fees	3,395	3,509
Other operating expenses	16,098	12,069

Total Expenses	505,450	297,689

Expenses reimbursed by Advisor (note 2)	(108,182)	(133,347)

Net Expenses	397,268	164,342

Net Investment (Loss) Income	(140,834)	1,684

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	1,469,434	1,252,148
Options	(73,008)	24,833
Foreign currency transactions	42	(452)
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	(517,411)	(624,694)

Net Realized and Unrealized Gain on Investments	879,057	651,835

Net Increase in Net Assets Resulting from Operations	$ 738,223	$ 653,519

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

	Focus Fund
For the fiscal year ended October 31,	2007	2006

Operations:
Net investment loss	$ (140,834)	$ (83,879)
Net realized gain from investment transactions and foreign currency translations	1,469,476	179,015
Net realized (loss) gain from options	(73,008)	48,572
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	(517,411)	2,158,379
Net Increase in Net Assets Resulting from Operations	738,223	2,302,087
Distributions to Shareholders: (note 5)
Net realized gain from investment transactions	(163,420)	(53,025)
Decrease in Net Assets Resulting from Distributions	(163,420)	(53,025)
Capital Share Transactions: (note 8)
Shares sold	15,145,116	3,582,885
Redemption fee	42,762	7,645
Reinvested dividends and distributions	154,118	50,767
Shares repurchased	(3,111,572)	(874,596)
Increase from Capital Share Transactions	12,230,424	2,766,701
Net Increase in Net Assets	12,805,227	5,015,763
Net Assets:
Beginning of Year	11,290,021	6,274,258
End of Year	$ 24,095,248	$ 11,290,021

Undistributed Net Investment Income	$ -	$ -

	Dividend Fund
For the fiscal year ended October 31,	2007	2006

Operations:
Net investment income	$ 1,684	$ 20,180
Net realized gain from investment transactions and foreign currency translations	1,251,696	421,188
Net realized gain from options	24,833	82,301
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	(624,694)	524,818
Net Increase in Net Assets Resulting from Operations	653,519	1,048,487
Distributions to Shareholders: (note 5)
Net investment income	(14,411)	-
Net realized gain from investment transactions	(508,945)	-
Decrease in Net Assets Resulting from Distributions	(523,356)	-
Capital Share Transactions: (note 8)
Shares sold	2,937,467	1,987,238
Redemption fees	3,878	1,779
Reinvested dividends and distributions	520,760	-
Shares repurchased	(899,649)	(221,965)
Increase from Capital Share Transactions	2,562,456	1,767,052
Net Increase in Net Assets	2,692,619	2,815,539
Net Assets:
Beginning of Year	6,650,288	3,834,749
End of Year	$ 9,342,907	$ 6,650,288

Undistributed Net Investment Income	$ -	$ 20,752
See Notes to Financial Statements

  Tilson Funds

Financial Highlights

For a share outstanding during the	Focus Fund
fiscal years or period ended October 31,	2007	2006		2005 (a)

Net Asset Value, Beginning of Period	$ 12.61	$ 9.79		$ 10.00
Income from Investment Operations:
Net investment loss	(0.08)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on securities and
foreign currency translations	0.70	2.98		(0.15)
Total from Investment Operations	0.62	2.89		(0.21)
Less Distributions:
Distributions (from capital gains)	(0.16)	(0.08)		-
Total Distributions	(0.16)	(0.08)		-
Paid in Capital
Paid in capital (from redemption fees)	0.02	0.01		0.00	(b)
Total Paid in Capital	0.02	0.01		0.00	(b)
Net Asset Value, End of Period	$ 13.09	$ 12.61		$ 9.79
Total Return (c)	5.07%	29.74%		(2.10%)
Net Assets, End of Period (in thousands)	$24,095	$11,290		$ 6,274
Average Net Assets for the Period (in thousands)	$20,018	$ 8,663		$ 4,558
Ratio of Gross Expenses to Average Net Assets (e)	2.53%	3.47%		6.22%	(d)
Ratio of Net Expenses to Average Net Assets (e)	1.98%	2.01%		1.95%	(d)
Ratio of Net Investment Loss to Average Net Assets	(0.70%)	(0.97%)		(1.33%)	(d)
Portfolio Turnover Rate	172.24%	84.67%		79.96%

For a share outstanding during the	Dividend Fund
fiscal years or period ended October 31,	2007	2006		2005 (a)

Net Asset Value, Beginning of Period	$ 12.61	$ 10.32		$ 10.00
Income from Investment Operations:
Net investment (loss) income	(0.01)	0.04		(0.01)
Net realized and unrealized gain on securities and
foreign currency translations	1.00	2.25		0.33
Total from Investment Operations	0.99	2.29		0.32
Less Distributions:
Dividends (from net investment income)	(0.02)	-		-
Distributions (from capital gains)	(0.94)	-		-
Total Distributions	(0.96)	-		-
Paid in Capital
Paid in capital (from redemption fees)	0.01	0.00	(b)	-
Total Paid in Capital	0.01	0.00	(b)	-
Net Asset Value, End of Period	$ 12.65	$ 12.61		$ 10.32
Total Return (c)	8.42%	22.19%		3.20%
Net Assets, End of Period (in thousands)	$ 9,343	$ 6,650		$ 3,835
Average Net Assets for the Period (in thousands)	$ 8,433	$ 5,238		$ 2,559
Ratio of Gross Expenses to Average Net Assets (e)	3.53%	4.54%		9.52%	(d)
Ratio of Net Expenses to Average Net Assets (e)	1.95%	1.95%		1.95%	(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	0.39%		(0.14%)	(d)
Portfolio Turnover Rate	124.31%	99.10%		31.13%
(a)	For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b)	Actual amount is less than $0.01 per share.
(c)	Total return does not reflect sales charge.
(d)	Annualized.
(e)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign

(Continued)

Tilson Funds

Notes to Financial Statements

exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses

The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions

The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Fees on Redemptions

The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No Redemption Fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the fiscal year ended October 31, 2007 were $42,762 and $3,878 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates

Advisor (Both Funds)

The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the fiscal year ended October 31, 2007

(Continued)

Tilson Funds

Notes to Financial Statements

were 0.45% for each fund. The expenses reimbursed during this period are $108,182 and $133,347, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)

As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee. The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period. While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Wilshire 5000 Index as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Wilshire 5000 Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Wilshire 5000 index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Wilshire 5000 Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). Performance fees earned for the fiscal year ended October 31, 2007 was $6,206.

Advisor (Dividend Fund)

As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)

The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Administrator

The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule on the following page which is subject to a minimum of $2,000 per month per Fund. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these is provided in the schedule on the following page.

Compliance Services

The Nottingham Compliance Services, LLC, a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission. It receives compensation for this service at an annual rate of $7,750 per fund.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, divided paying, and shareholder servicing agent for the Funds. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per fund.

(Continued)

Tilson Funds

Notes to Financial Statements

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

___________________________________________________________________________________________

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

__________________________________________________

Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$37,140,596	$29,627,909
Dividend Fund	$11,501,934	$8,970,626

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended October 31, 2007.

4.	Options Written

As of October 31, 2007, portfolio securities valued at $2,804,862 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for the fiscal year ended October 31, 2007 (Dividend Fund only).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	171	$45,988
Options written	2,555	458,581
Options closed	(1,440)	(297,579)
Options exercised	-	-
Options expired	-	-
Options Outstanding, End of Year	1,286	$206,990

5.	Federal Income Tax

The tax components of capital shown on the following tables represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) permanent differences between the financial statement and income tax reporting requirements, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes as of October 31, 2007.

Book to tax differences in the current period primarily consist of capital loss deferrals on wash sales and different book tax treatment of short-term capital gains and 988 gain.

__________________________________________________

Table 1
	Undistributed		Net Tax Appreciation/ (Depreciation)
Funds	Ordinary Income	Long-Term Gains
Focus Fund	$451,360	$1,225,668	$1,026,857
Dividend Fund	$585,919	$670,629	$15,202

As a result of permanent differences between the financial statement and income tax reporting requirements, the reclassifications, shown in the following table, were made for the fiscal year ended October 31, 2007. These reclassifications had no effect on the net assets or the asset value of the Funds.

___________________________________________

Table 2
	Increase (Decrease) in
Fund	Paid-in Capital	Undistributed
		Net Investment Income	Net Realized Gain (Loss) on Investments
Focus	$ -	$140,834	($140,834)
Dividend	$ -	($8,025)	$8,025

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2007, are shown in table 3.

(Continued)

Tilson Funds

Notes to Financial Statements

___________________________________________

Table 3
Fund	Federal Tax	Aggregate Gross Unrealized
		Appreciation	Depreciation
Focus Fund	$19,719,145	$2,971,717	($1,944,860)
Dividend Fund	$9,264,756	$1,052,075	($1,036,890)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and net investment losses. Permanent differences such as tax returns of capital and net investment losses, if any, would be reclassified against capital.

For the fiscal year ended October 31,	Distributions from
	Ordinary Income		Long-Term Capital Gains
Fund	2007	2006	2007	2006
Focus Fund	$124,863	$53,025	$38,557	$ -
Dividend Fund	$409,881	$ -	$113,475	$ -

On December 18, 2007, a long-term capital gain distribution of $0.68245 and $0.95760 per share, for the Focus Fund and the Dividend Fund, respectively, was declared. On December 18, 2007, a short-term capital gain distribution of $0.25132 and $0.83664 per share for the Focus Fund and the Dividend Fund, respectively, was declared. The dividends were paid on December 18, 2007, to shareholders of record on December 17, 2007.

6.	Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds entered into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect that risk of loss to be remote.

7.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in a Fund’s calculation of net asset value per share as late as the Fund’s last such calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in their Semi-Annual Report on April 30, 2008. At this time, management is evaluating the implications of FIN 48. Although not yet determined, management does not expect FIN 48 to have a material impact on the financial statements.

(Continued)

Tilson Funds

Notes to Financial Statements

8.	Capital Share Transactions _________________________________________________________________________________________
For the fiscal year ended October 31,	Focus Fund
	2007	2006
Transactions in Capital Shares
Shares sold	1,179,684	331,519
Reinvested distributions	11,901	4,803
Shares repurchased	(245,416)	(82,428)
Net Increase in Capital Shares	946,169	253,894
Shares Outstanding, Beginning of Year	895,003	641,109
Shares Outstanding, End of Year	1,841,172	895,003

For the fiscal year ended October 31,	Dividend Fund
	2007	2006
Transactions in Capital Shares	240,875	175,210
Shares sold
Reinvested distributions	43,804	-
Shares repurchased	(73,806)	(19,253)
Net Increase in Capital Shares	210,873	155,957
Shares Outstanding, Beginning of Year	527,586	371,629
Shares Outstanding, End of Year	738,459	527,586

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Tilson Investment Trust

and Shareholders of Tilson Focus Fund

and Tilson Dividend Fund

We have audited the accompanying statements of assets and liabilities of the Tilson Focus Fund and the Tilson Dividend Fund, each a series of shares of Tilson Investment Trust, including the schedules of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 16, 2005 (date of initial public investment) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Focus Fund and the Tilson Dividend Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and for the period March 16, 2005 through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

December 28, 2007

Tilson Funds

Additional Information (Unaudited)

__________________________________________________________________________________________

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and is available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ending, October 31, 2007.

During the fiscal year, the Tilson Focus Fund and Tilson Dividend Fund paid a long-term capital gain distribution of $38,557, and $113,475, respectively.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

4.	Additional Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Funds is set forth on the following page. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-4TILSON (1-888-484-5766). The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $6,000during the fiscal year ended October 31, 2007 from each Fund for their services to the Funds and Trust. The Interested Trustee and officers did not receive compensation from the Funds for their services to the Funds and Trust.

(Continued)

Tilson Funds

Additional Information (Unaudited)

__________________________________________________________________________________________

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 75	Trustee and Chairman	Since 12/2004	Retired since January 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2

Independent Trustee of the Hillman Capital Management Investment Trust for the two series of that trust; the New Providence Investment Trust for the one series of that trust; The Nottingham Investment Trust II for the six series of that trust; and the DGHM Investment Trust for the one series of that trust (all registered investment companies)

Theo H. Pitt, Jr., 71	Trustee	Since 12/2004	Senior Partner, Community Financial Institutions Consulting since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) since September 2003.	2

Independent Trustee of the Hillman Capital Management Investment Trust for the two series of that trust; the DGHM Investment Trust for the one series of that trust: and the NCM Capital Investment Trust for the one series of that Trust (all registered investment companies)

Interested Trustee
Whitney R. Tilson, 41	Trustee and President (Principal Executive Officer)	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	2	Member of the Board of Directors of Cutter & Buck Inc. since September 2004.
Basis of Interestedness: Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Funds.
Other Officers
Glenn H. Tongue, 48	Vice-President, Chief Compliance Officer and Treasurer (Principal Financial Officer)	Since 12/2004	Fund Manager, T2 Partners Management LP since April 2004; Investment Banker, UBS (investment banking firm) from January 2002 to March 2003; previously, Executive, DLJdirect (on-line brokerage firm).	n/a	n/a

(Continued)

Tilson Funds

Additional Information (Unaudited)

__________________________________________________________________________________________

Jacob S. Brown, 28	Assistant Secretary	Since 03/07	Financial Reporting Manager, The Nottingham Company since 2003; previously Intern, Sara Lee Corporation (food products and household goods).	n/a	n/a
A. Vason Hamrick, 30	Secretary and Assistant Treasurer	Since 03/07	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a

The Tilson Mutual

Funds are series of the

Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services, LLC	T2 Partners Management LP
116 South Franklin Street	145 East 57th Street,
Post Office Drawer 4365	10TH Floor
Rocky Mount, NC 27803-0365	New York, NY 10022

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-888- 4TILSON, (1-888-484-5766)

World Wide Web @:	World Wide Web @:

nottinghamco.com	tilsonmutualfunds.com

Item 2. CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable.
(a)(3)

The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s Board of Trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2006	2007
Tilson Focus Fund	$11,000	$11,500
Tilson Dividend Fund	$11,000	$11,500

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2006 and October 31, 2007 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2006	2007
Tilson Focus Fund	$2,000	$2,000
Tilson Dividend Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e) (1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2006 and October 31, 2007 were $4,000 and $4,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)

The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)

                                                            /s/ Whitney R. Tilson

Whitney R. Tilson

Trustee, President, and Principal Executive Officer

Date: January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Whitney R. Tilson

Whitney R. Tilson

Trustee, President, and Principal Executive Officer

Tilson Investment Trust

Date: January 7, 2008

By: (Signature and Title)

/s/ Glenn H. Tongue

Glenn H. Tongue

Vice President, Treasurer, and Principal Financial Officer

Tilson Investment Trust

Date: January 7, 2008